New Accounting Policies:	9 Months Ended
Sep. 30, 2024
New Accounting Policies
New Accounting Policies:

Note 2. New Accounting Policies:

Recently issued accounting pronouncements

In November 2024, the FASB issued ASU 2024-03, Income Statement - Reporting Comprehensive Income - Expense Disaggregation Disclosures (Subtopic 220-40). This update was issued to improve the disclosures about a public entity’s expenses and address requests from investors for more detailed information about the types of expenses included in commonly presented expense captions. This update is effective commencing with the annual period beginning after December 15, 2026. The Company is evaluating the impact of the adoption of this standard on its financial statements

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740). This update is intended to enhance the transparency and decision usefulness of income tax disclosures primarily through improvements related to rate reconciliation and income taxes paid information. This update is effective commencing with the annual period beginning after December 15, 2024. The Company is evaluating the impact of the adoption of this standard on its financial statements.

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. This update expands public entities’ segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker and included within each reported measure of segment profit or loss and interim disclosures of a reportable segment’s profit or loss and assets. The standard is effective for the Company’s annual reporting for the year ended December 31, 2024, and subsequent interim periods, with early adoption permitted. The Company does not expect the adoption to have a material impact on the consolidated financial statements or disclosures.